Exhibit 99.2
     The following unaudited pro forma condensed consolidated financial statements of the Company include adjustments to the Company’s historical financial statements to reflect the disposition of Baker Energy.
     The historical financial information of the Company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in the Annual Report on Form 10-K for the years ended December 31, 2008, 2007 and 2006 and the quarterly Reports on Form 10-Q for the six months ended June 30, 2009 and 2008. The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2008, 2007 and 2006 and the six months ended June 30, 2009 and 2008 were prepared as if the disposition occurred on January 1st of each presented period. The statements of income do not include the loss on disposal of Baker Energy or costs related to the sale. The unaudited pro forma balance sheet was prepared as if the disposition occurred as of June 30, 2009. The pro forma adjustments are based on factually supportable available information as of the date of this filing.
     The unaudited pro forma condensed consolidated financial statements presented do not purport to represent what the results of operations or financial position of the Company would have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods. In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.
     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements in the Company’s 2008 Annual Report on Form 10-K and the June 30, 2009 Quarterly Report on Form 10-Q.

Michael Baker Corporation
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2009

		Disposition
	As	of Baker	Pro forma		Pro forma
(In thousands, except share amounts)	Reported (a)	Energy (b)(c)	Adjustments		As Adjusted
ASSETS
Current Assets
Cash and cash equivalents	$68,264	$11,496	$37,944	(d)	$94,712
Receivables, net	101,645	38,956	21,370	(e)	84,059
Unbilled revenues on contracts in progress	70,701	19,340	—		51,361
Prepaid expenses and other	15,369	4,684	—		10,685

Total current assets	255,979	74,476	59,314		240,817

Property, Plant and Equipment, net	15,834	3,392			12,442

Other Long-term Assets
Goodwill	17,092	7,465	—		9,627
Other intangible assets, net	117	—	—		117
Deferred tax asset	1,209	789	—		420
Other long-term assets	6,795	1,409	—		5,386

Total other long-term assets	25,213	9,663	—		15,550

Total assets	$297,026	$87,531	$59,314		$268,809

LIABILITIES AND SHAREHOLDERS’ INVESTMENT
Current Liabilities
Accounts payable	$34,472	$3,846	$2,615	(f)	$33,241
Accrued employee compensation	37,345	10,302	1,081	(g)	28,124
Accrued insurance	11,524	7,773	6,263	(h)	10,014
Billings in excess of revenues on contracts in progress	16,392	248	—		16,144
Deferred income tax liability	9,919	834	—		9,085
Income taxes payable	3,687	3,199	—		488
Other accrued expenses	9,359	2,499	—		6,860

Total current liabilities	122,698	28,701	9,959		103,956

Long-term Liabilities
Deferred income tax liability	7,454	37	—		7,417
Other long-term liabilities	8,066	322	—		7,744

Total liabilities	138,218	29,060	9,959		119,117

Shareholders’ Investment
Common Stock, par value $1, authorized 44,000,000 shares, issued 9,373,835	9,374	—	—		9,374
Additional paid-in capital	49,091	—	—		49,091
Retained earnings	107,102	—	(11,097	)(i)	96,005
Accumulated other comprehensive loss	(2,330)	—	2,214	(i)	(116)
Less - 495,537 shares of Common Stock in treasury, at cost	(4,761)	—	—		(4,761)

Total MBC shareholders’ investment	158,476	—	(8,883)		149,593
Noncontrolling Interests	332	—	(233)	(j)	99

Total shareholders’ investment	158,808	—	(9,116)		149,692

Total liabilities and shareholders’ investment	$297,026	$29,060	$843		$268,809

(a)	As reported by Michael Baker Corporation in its Quarterly Report on Form 10-Q as of June 30, 2009.

(b)	Assets and liabilities of Baker Energy as of June 30, 2009.

(c)	Energy’s interest in B.E.S. Energy Resources Co., Ltd. (“B.E.S.”) is expected to be sold in October 2009 due to the existence of a “Right of First Refusal” clause that is available to the owner of the minority interest. Michael Baker Corporation’s interest will be sold to either the Wood Group or the owner of the B.E.S. minority interest and has been included in the disposition of Baker Energy column.

(d)	Estimated net cash proceeds from Baker Energy sale on closing of $37,944.

(e) Accounts receivable consists of:
Net asset adjustment receivable	$12,970
Workers’ compensation insurance receivable	6,240
Automobile liability insurance receivable	23
Health insurance receivable	1,081
Receivable related to anticipated sale proceeds for B.E.S. Energy Resources Co., Ltd.	1,056

$21,370

(f) Accrued expenses consists of:
Energy management retention plan	$1,283
Investment banker fees	675
Legal fees	657

$2,615

(g) Accrued employee compensation consists of:
Health insurance	$1,081

$1,081

(h) Accrued insurance consists of:
Workers’ compensation insurance	$6,240
Automobile liability insurance	23

$6,263

(i)	Estimated net loss on sale of Baker Energy, including realization of cumulative translation adjustment upon sale of $2,214 and transaction costs of $2,615.

(j)	Non-controlling interest in divested entities.
The accompanying notes are an integral part of the condensed consolidated financial statements.

Michael Baker Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the six months ended June 30, 2009

		Disposition
	As	of Baker	Pro forma		Pro forma
(In thousands, except per share amounts)	Reported (a)	Energy (b)(d)	Adjustments		As Adjusted
Total contract revenues	$334,887	$106,480	$—		$228,407

Cost of work performed	277,111	94,070	—		183,041

Gross profit	57,776	12,410			45,366

Corporate overhead	12,037	3,181	2,436	(e)	11,292
Selling, general and administrative expenses	22,589	4,641	—		17,948

Income from operations	23,150	4,588	(2,436)		16,126

Other income/(expense):
Equity income from unconsolidated subsidiaries	2,911	166	—		2,745
Interest income	79	10	—		69
Interest expense	(19)	(1)	—		(18)
Expense related to interest on unpaid taxes	(210)	(210)	—		—
Other, net	529	241	—		288

Income before income taxes	26,440	4,794	(2,436)		19,210

Provision for income taxes	11,455	3,110	(853	)(c)	7,492

Net income	14,985	1,684	(1,583)		11,718

Less: Net income attributable to noncontrolling interests	(97)	(95)	—		(2)

Net income attributable to Michael Baker Corporation	$14,888	$1,589	$(1,583)		$11,716

Basic earnings per share	$1.68	$0.18	$(0.18)		$1.32
Diluted earnings per share	$1.67	$0.18	$(0.18)		$1.31

(a)	As reported by Michael Baker Corporation in its Quarterly Report on Form 10-Q for the six months ended June 30, 2009.

(b)	Results of operations of Baker Energy for the six months ended June 30, 2009.

(c)	This is the tax impact of the pro forma adjustments.

(d)	Energy’s interest in B.E.S. Energy Resources Co., Ltd. is expected to be sold in October 2009 due to the existence of a “Right of First Refusal” clause that is available to the owner of the minority interest. Michael Baker Corporation’s interest will be sold to either the Wood Group or the owner of the B.E.S. minority interest and has been included in the disposition of Baker Energy column.

(e)	This amount is the portion of the net corporate costs previously allocated to Baker Energy and would remain with Michael Baker Corporation after the sale.
The accompanying notes are an integral part of the condensed consolidated financial statements.

Michael Baker Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the six months ended June 30, 2008

		Disposition
	As	of Baker	Pro forma		Pro forma
(In thousands, except per share amounts)	Reported (a)	Energy (b)(d)	Adjustments		As Adjusted
Total contract revenues	$345,752	$123,589	$—		$222,163

Cost of work performed	286,785	109,292	—		177,493

Gross profit	58,967	14,297			44,670

Corporate overhead	8,919	2,481	2,341	(e)	8,779
Selling, general and administrative expenses	26,733	11,716	—		15,017

Income from operations	23,315	100	(2,341)		20,874

Other income/(expense):
Equity income from unconsolidated subsidiaries	1,538	107	—		1,431
Interest income	440	81	—		359
Interest expense	(41)	(5)	—		(36)
Expense related to interest on unpaid taxes	(314)	(276)	—		(38)
Other, net	134	92	—		42

Income before income taxes	25,072	99	(2,341)		22,632

Provision for income taxes	10,611	965	(819	) (c)	8,827

Net income/(loss)	14,461	(866)	(1,522)		13,805

Less: Net income attributable to noncontrolling interests	(89)	—	—		(89)

Net income/(loss) attributable to Michael Baker Corporation	$14,372	$(866)	$(1,522)		$13,716

Basic earnings/(loss) per share	$1.63	$(0.10)	$(0.17)		$1.56
Diluted earnings/(loss) per share	$1.62	$(0.10)	$(0.17)		$1.54

(a)	As reported by Michael Baker Corporation in its Quarterly Report on Form 10-Q for the six months ended June 30, 2008.

(b)	Results of operations of Baker Energy for the six months ended June 30, 2008.

(c)	This is the tax impact of the pro forma adjustments.

(d)	Energy’s interest in B.E.S. Energy Resources Co., Ltd. is expected to be sold in October 2009 due to the existence of a “Right of First Refusal” clause that is available to the owner of the minority interest. Michael Baker Corporation’s interest will be sold to either the Wood Group or the owner of the B.E.S. minority interest and has been included in the disposition of Baker Energy column.

(e)	This amount is the portion of the net corporate costs previously allocated to Baker Energy and would remain with Michael Baker Corporation after the sale.
The accompanying notes are an integral part of the condensed consolidated financial statements.

Michael Baker Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the year ended December 31, 2008

		Disposition
	As	of Baker	Pro forma		Pro forma
(In thousands, except per share amounts)	Reported (a)	Energy (b)(d)	Adjustments		As Adjusted
Total contract revenues	$699,395	$243,466	$—		$455,929

Cost of work performed	585,738	214,341	—		371,397

Gross profit	113,657	29,125			84,532

Corporate overhead	18,829	5,206	5,015	(e)	18,638
Selling, general and administrative expenses	51,388	18,794	—		32,594

Income from operations	43,440	5,125	(5,015)		33,300

Other income/(expense):
Equity income from unconsolidated subsidiaries	3,359	294	—		3,065
Interest income	765	123	—		642
Interest expense	(71)	(7)	—		(64)
Reductions/(expense) related to interest on unpaid taxes, net	1,611	1,640	—		(29)
Other, net	1,373	1,230	—		143

Income before income taxes	50,477	8,405	(5,015)		37,057

Provision for income taxes	21,247	5,040	(1,755	)(c)	14,452

Net income	29,230	3,365	(3,260)		22,605

Less: Net income attributable to noncontrolling interests	(76)	—	—		(76)

Net income attributable to Michael Baker Corporation	$29,154	$3,365	$(3,260)		$22,529

Basic earnings per share	$3.31	$0.38	$(0.37)		$2.56
Diluted earnings per share	$3.28	$0.38	$(0.37)		$2.53

(a)	As reported by Michael Baker Corporation in its Annual Report on Form 10-K for the year ended December 31, 2008.

(b)	Results of operations of Baker Energy for the year ended December 31, 2008.

(c)	This is the tax impact of the pro forma adjustments.

(d)	Energy’s interest in B.E.S. Energy Resources Co., Ltd. is expected to be sold in October 2009 due to the existence of a “Right of First Refusal” clause that is available to the owner of the minority interest. Michael Baker Corporation’s interest will be sold to either the Wood Group or the owner of the B.E.S. minority interest and has been included in the disposition of Baker Energy column.

(e)	This amount is the portion of the net corporate costs previously allocated to Baker Energy and would remain with Michael Baker Corporation after the sale.
The accompanying notes are an integral part of the condensed consolidated financial statements.

Michael Baker Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the year ended December 31, 2007

		Disposition
	As	of Baker	Pro forma	Pro forma
(In thousands, except per share amounts)	Reported (a)	Energy (b)(d)	Adjustments	As Adjusted
Total contract revenues	$726,965	$325,502	$—	$401,463

Cost of work performed	626,469	304,619	—	321,850

Gross profit	100,496	20,883		79,613

Corporate overhead	19,186	5,313	3,964 (e)	17,837
Selling, general and administrative expenses	49,935	14,650	—	35,285

Income from operations	31,375	920	(3,964)	26,491

Other income/(expense):
Equity income from unconsolidated subsidiaries	2,669	445	—	2,224
Interest income	454	151	—	303
Interest expense	(412)	(33)	—	(379)
Expense related to interest on unpaid taxes, net	(761)	(586)	—	(175)
Other, net	367	422	—	(55)

Income before income taxes	33,692	1,319	(3,964)	28,408

Provision for income taxes	14,385	1,919	(1,387) (c)	11,079

Net income/(loss)	19,307	(600)	(2,577)	17,329

Less: Net income attributable to noncontrolling interests	33	—	—	33
Net income/(loss) attributable to Michael Baker Corporation	$19,340	$(600)	$(2,577)	$17,362

Basic earnings/(loss) per share	$2.21	$(0.07)	$(0.29)	$1.99
Diluted earnings/(loss) per share	$2.18	$(0.07)	$(0.29)	$1.96

(a)	As reported by Michael Baker Corporation in its Annual Report on Form 10-K for the year ended December 31, 2007.

(b)	Results of operations of Baker Energy for the year December 31, 2007.

(c)	This is the tax impact of the pro forma adjustments.

(d)	Energy’s interest in B.E.S. Energy Resources Co., Ltd. is expected to be sold in October 2009 due to the existence of a “Right of First Refusal” clause that is available to the owner of the minority interest.

Michael Baker Corporation’s interest will be sold to either the Wood Group or the owner of the B.E.S. minority interest and has been included in the disposition of Baker Energy column.

(e)	This amount is the portion of the net corporate overhead costs that were allocated to Baker Energy and would remain with Michael Baker Corporation after the sale.
     The accompanying notes are an integral part of the condensed consolidated financial statements.

Michael Baker Corporation
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the year ended December 31, 2006

		Disposition
	As	of Baker	Pro forma		Pro forma
(In thousands, except per share amounts)	Reported (a)	Energy (b)(d)	Adjustments		As Adjusted
Total contract revenues	$646,668	$266,606	$—		$380,062

Cost of work performed	560,638	243,798	—		316,840

Gross profit	86,030	22,808			63,222

Corporate overhead	22,609	6,204	4,066	(e)	20,471
Selling, general and administrative expenses	47,215	12,610	—		34,605

Income from operations	16,206	3,994	(4,066)		8,146

Other income/(expense):
Equity income from unconsolidated subsidiaries	1,253	263	—		990
Interest income	467	82	—		385
Interest expense	(978)	(69)	—		(909)
Reductions/(expense) related to interest on unpaid taxes, net	964	985	—		(21)
Other, net	522	347	—		175

Income before income taxes	18,434	5,602	(4,066)		8,766

Provision for income taxes	7,997	3,462	(1,423	)(c)	3,112

Net income	10,437	2,140	(2,643)		5,654

Less: Net income attributable to noncontrolling interests	(105)	—	—		(105)

Net income attributable to Michael Baker Corporation	$10,332	$2,140	$(2,643)		$5,549

Basic earnings per share	$1.21	$0.25	$(0.31)		$0.65
Diluted earnings per share	$1.19	$0.25	$(0.30)		$0.64

(a)	As reported by Michael Baker Corporation in its Annual Report on Form 10-K for the year ended December 31, 2006.

(b)	Results of operations of Baker Energy for the year ended December 31, 2006.

(c)	This is the tax impact of the pro forma adjustments.

(d)	Energy’s interest in B.E.S. Energy Resources Co., Ltd. is expected to be sold in October 2009 due to the existence of a “Right of First Refusal” clause that is available to the owner of the minority interest. Michael Baker Corporation’s interest will be sold to either the Wood Group or the owner of the B.E.S. minority interest and has been included in the disposition of Baker Energy column.

(e)	This amount is the portion of the net corporate costs previously allocated to Baker Energy and would remain with Michael Baker Corporation after the sale.
The accompanying notes are an integral part of the condensed consolidated financial statements.

Note 1. Basis of Presentation
     The unaudited pro forma condensed consolidated balance sheet of the Company as of June 30, 2009 and the unaudited pro forma condensed statements of income for the years ended December 31, 2008, 2007 and 2006 and for the six months ended June 30, 2009 and 2008 give effect to the disposition of the stock owned by Michael Baker Corporation in Baker/MO Services, Inc., Michael Baker Global, Inc., Baker O&M International, Ltd., Baker Energy de Venezuela, C.A., Overseas Technical Services International, Ltd., Baker OTS International, Inc., SD Forty Five, Ltd., OTS Finance and Management, Ltd., and their respective subsidiaries and the anticipated disposition of B.E.S. Energy Resources Company, Ltd. (Baker Energy).
     The agreement to sell the Company’s interest in B.E.S. Energy Resources Company, Ltd. (B.E.S.) is dependent upon the minority partner’s actions with regard to its right of first refusal. Should that partner elect to purchase B.E.S., the Company would convey that interest to the minority partner at the terms under which the Company has agreed to sell its interest in B.E.S. to the Wood Group. Should said partner waive its “Right to First Refusal”, the Company’s interest will be conveyed to the Wood Group. The Company expects the completion of the sale of B.E.S. to be consummated by October 31, 2009 in either case.
     The unaudited pro forma condensed consolidated balance sheet assumes that the disposition of Baker Energy occurred on June 30, 2009 and the unaudited pro forma condensed consolidated statements of income assume the sale occurred on January 1st of each period presented. The statements of income do not include the loss on disposal of Baker Energy or costs related to the sale. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the sale on the historical financial information of the Company. The unaudited pro forma consolidated financial statements do not necessarily represent what the Company’s financial position or results of operations would have been had the sales occurred on such dates or project the Company’s financial position or results of operations at or for any future date or period. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical condensed consolidated financial statements of the Company.
Note 2. Pro Forma Condensed Consolidated Balance Sheet Adjustments
     The unaudited pro forma consolidated balance sheet assumes that the stock of Baker Energy was sold on June 30, 2009. Net proceeds are based on the cash received at closing, the estimated receivable derived from the net asset adjustment, the realization of cumulative currency translation adjustment losses upon sale (utilizing the cumulative currency translation adjustment as of June 30, 2009 to estimate that effect) and management’s estimate of the costs associated with the transaction. The final determination of proceeds will be dependent on the adjustment of the purchase price for the final accounting of net assets, the cumulative currency translation adjustments as of September 30, 2009 and the ultimate transaction costs associated with this disposition. As a result, final amounts will likely vary from this presentation of pro forma adjustments.
     (a) The estimated net proceeds resulting from the sale of Baker Energy (In thousands):

Gross sales proceeds received at closing	$37,944
Anticipated gross sales proceeds for B.E.S.	1,056
Estimated net asset adjustment receivable	12,970
Less:
Investment banker & legal fees	(1,332)
Management retention bonus payable	(1,283)

Estimated net proceeds from sale	$49,355

     The Net Asset adjustment for the purposes of the pro forma consolidated balance sheet is based on the balance sheet as of June 30, 2009. The actual Net Asset adjustment will be based upon the pre-closing September 30, 2009 Baker Energy balance sheet, upon completion. Estimated transaction costs consist of investment banker fees, legal fees and management retention bonuses due to employees of Baker Energy that became payable upon the sale of Baker Energy. Actual amounts may differ from these estimates.
(b) The pro forma loss on sale, is as follows:

Estimated net proceeds from sale	$49,355
Net assets of Baker Energy as of June 30, 2009	(58,471)
Realization of cumulative translation adjustments	(2,214)
Non-controlling interest in Baker Energy	233

Pro forma loss on sale before income taxes	($11,097)

     Reflected in the pro forma results are both liabilities and assets related to Baker Energy’s workers’ compensation, automobile and health insurances through June 30, 2009. As part of the sale of Baker Energy, the Wood Group agreed to retain the liabilities associated with those insurances, subject to certain indemnifications, as of September 30, 2009. However, corresponding liabilities representing the reserves associated with these insurances, including reserves for incurred but not reported (IBNR) claims, are added back as a pro forma adjustment as those insurances are written to Michael Baker Corporation, rather than to Baker MO Services, Inc. or another Baker Energy entity. As such, Michael Baker Corporation is required to maintain its reserves for these insurances as part of the pro forma results. As the Wood Group assumed the liabilities associated with these insurances, the Company has also recorded a corresponding receivable from the Wood Group.
     The pro forma results also reflect the realization of the cumulative translation adjustment related to Baker Energy as of June 30, 2009. Any currency translation adjustments related to Baker Energy as of September 30, 2009 residing in accumulated other comprehensive income will be realized upon sale.
     This transaction generated a capital loss carryforward that has been fully reserved due to the Company’s inability to generate capital gains. The sale of Baker Energy may generate sufficient foreign source income to enable the Company to utilize foreign tax credits on its consolidated U.S. federal income tax return, which may ultimately create a tax benefit from the sale, but the Company is continuing to evaluate the impact that these foreign tax credits may have on both continuing and discontinued operations. As such, no benefit has been included as a pro forma adjustment.
Note 3. Pro Forma Condensed Consolidated Statements of Income Adjustments
     The pro forma condensed consolidated statements of income assume that the sale of Baker Energy occurred as of January 1 of each period presented. The statements of income do not include the loss on disposal of Baker Energy or costs related to the sale. Additionally no income has been imputed from the investment of the sales proceeds. All Corporate Overhead previously allocated to Baker Energy has been added back to the pro forma results, with the exception of Corporate Overhead costs specifically related to Baker Energy’s operations and not anticipated to recur in prospective periods. Also included in the pro forma results are adjustments to reflect the anticipated reduction in the cost of insurance for the Company due to the disposition. The pro forma adjustments for the income tax provisions were calculated based upon the statutory rates in effect during the respective periods for which pro forma condensed consolidated statements of income are presented. Actual amounts could vary from these pro forma estimates.